                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                Community Trust Financial Services Corporation
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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Notes:

Reg. (S) 240.14a-101.

SEC 1913 (3-99)

                COMMUNITY TRUST FINANCIAL SERVICES CORPORATION

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To be Held April 18, 2000

NOTICE HEREBY IS GIVEN that the 2000 Annual Meeting of Stockholders of Community Trust Financial Services Corporation (the "Company") will be held in the lobby of Community Trust Bank (the "Bank"), 3844 Atlanta Highway, Hiram, Georgia, on Tuesday, April 18, 2000 at 4:00 p.m., local time, for the purpose of considering and voting upon:

     1. A proposal to elect three Directors of the Company for terms ending in 2003.

     2. A proposal to ratify the appointment of Porter Keadle Moore, LLP as independent accountants of the Company for the fiscal year ending December 31, 2000.

     3. Such other business as properly may come before the Annual Meeting or any adjournments thereof.

Information relating to the above matters is set forth in the attached Proxy Statement. Only stockholders of record at the close of business on March 10, 2000 are entitled to receive notice of and to vote at the Annual Meeting and any adjournments thereof.


                                             By Order of the Board of Directors





                                             /s/ Angel J. Byrd
                                             -----------------------------------
                                             Angel J. Byrd
                                             Secretary

Hiram, Georgia
March 21, 2000


PLEASE READ THE ATTACHED PROXY STATEMENT AND THEN PROMPTLY EXECUTE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY REVOKE THE PROXY CARD AND VOTE IN PERSON IF YOU SO DESIRE.

                COMMUNITY TRUST FINANCIAL SERVICES CORPORATION
                             3844 ATLANTA HIGHWAY
                                P. O. Box 1700
                             Hiram, Georgia 30141


                                PROXY STATEMENT
                      FOR ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD APRIL 18, 2000

This Proxy Statement is furnished to the stockholders of Community Trust Financial Services Corporation (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company to be voted at the 2000 Annual Meeting of Stockholders and at any adjournments thereof. The Annual Meeting will be held on Tuesday, April 18, 2000 in the lobby of Community Trust Bank (the "Bank"), 3844 Atlanta Highway, Hiram, Georgia, at 4:00 p.m., local time.

At this meeting, shareholders will be asked to (i) elect three directors for terms expiring in 2003, and (ii) to ratify appointment of Porter Keadle Moore, LLP as independent accountants of the Company for the fiscal year ending December 31, 2000, and (iii) to transact such other business as properly may come before the Annual Meeting or any adjournments thereof.

The approximate date on which this Proxy Statement and the accompanying proxy card are first being sent or given to stockholders is March 21, 2000.

The principal executive offices of the Company are located at 3844 Atlanta Highway, Hiram, Georgia, 30141; and the phone number is 770-445-1014.

                                    VOTING

General

The securities which can be voted at the Annual Meeting consist of Common Stock of the Company, $2.50 par value per share, with each share entitling its owner to one vote on each matter submitted to the stockholders. The record date for determining the holders of Common Stock who are entitled to notice of and to vote at the Annual Meeting is March 10, 2000. On the record date, 2,391,076 shares of Common Stock were outstanding and eligible to be voted at the Annual Meeting.

Quorum and Vote Required

The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock of the Company is necessary to constitute a quorum at the Annual Meeting. The affirmative vote of the holders of a majority of the shares of Common Stock represented in person or by proxy at the Annual Meeting is required to elect Directors and to ratify the appointment of independent accountants. These matters are described in the following sections of this Proxy Statement.

Proxies

In voting with regard to the election of Directors, stockholders may vote in favor of all nominees, withhold their votes as to all nominees or withhold their votes as to specific nominees. With regard to the proposal to ratify the appointment of independent accountants, stockholders may vote in favor of or against the proposal or may abstain from voting. Stockholders should specify their choices on the accompanying proxy card. All properly executed proxy cards delivered by stockholders to the Company in time to be voted at the Annual Meeting and not revoked will be voted at the Annual Meeting in accordance with the directions given. If no specific instructions are given with regard to the matters to be voted upon, the shares represented by a signed proxy card will be voted "FOR" the election of the three nominees named in Proposal 1 and "FOR" Proposal 2, as set forth on the proxy card. If any other matters properly come before the Annual Meeting, the persons named as proxies will vote upon such matters according to their judgment. All proxy cards delivered pursuant to this solicitation are revocable at any time before they are voted at the option of the persons executing them by giving written notice to the Secretary of the Company, by delivering a later dated proxy card or by voting in person at the Annual Meeting. Notice should be submitted to the Secretary of the Company, 3844 Atlanta Highway, P. O. Box 1700, Hiram, Georgia, 30141.

Principal Stockholders and Security Ownership of Management

The following table sets forth information as of March 10, 2000 regarding the ownership of the Company's Common Stock by each person known to the Company to be the beneficial owner of more than 5% of the Company's Common Stock and by all of the Directors and Executive Officers of the Company as a group.

                                           Amount and Nature
                                           of Beneficial
Name and Address of Beneficial Owner       Ownership/(1)/       Percent of Class
------------------------------------       --------------       ----------------
Wayne Tibbitts/(2)/
477 Indian Lake Court
Hiram, Georgia 30141                          125,914                 5.27%

All Directors and Executive
Officers as a group
(9 persons)/(3)(4)/                           359,258                14.28%

(1) The stock ownership information shown has been furnished to the Company by the named person and group. Beneficial ownership as reported in the table has been determined in accordance with Securities and Exchange Commission regulations and includes shares of the Company's Common Stock as to which a person possesses sole or shared voting and/or investment power and shares which may be acquired within 60 days upon the exercise of outstanding stock options. Except as otherwise referenced in Notes (2), (3), and (4) below, the named person and group have sole voting and investment power with regard to the shares shown as owned by them.
(2) The shares shown include 8,134 shares which are owned by the stockholder's spouse, and 1,604 shares which are owned by the stockholder's spouse jointly with the spouse's brother.
(3) The shares shown include 2,800 shares which are held by a Director jointly with his spouse, 8,126 shares which are owned by the spouses of three Directors, 10,208 shares which are beneficially owned by a Director due to his ownership in the corporation that holds the shares, 40 shares which are owned by another family member who resides in the household of a Director, and 1,000 shares which are held by two Directors as custodians for their children.
(4) The shares shown include 13,240 shares which are subject to options held by an Executive Officer, and 111,308 shares which are subject to options held by eight Directors, which such Executive Officer and Directors have the right to acquire within 60 days from March 10, 2000.

Section 16(a) Beneficial Ownership Reporting and Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Executive Officers and Directors, and persons who beneficially own ten percent or more of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. These Officers, Directors, and beneficial owners are also required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file.

One Director of the Company failed to file on a timely basis a report required by Section 16(a) of the Securities Exchange Act of 1934 during the most recent fiscal year. Mr. Drummond failed to file in a timely manner the report relating to his commencement as a Director of the Company. Other than as described here, to the Company's knowledge, based solely on review of the copies of such reports furnished to the Company or written representations that no other reports were required, each person who, at any time during the year ended December 31, 1999, was a Director, Executive Officer, or beneficial owner of more than ten percent of the Company's

Common Stock filed, on a timely basis, all reports required to be filed by them, during such year, pursuant to Section 16(a) of the Securities Exchange Act of 1934.

                      PROPOSAL 1 - ELECTION OF DIRECTORS

Nominees

The Bylaws of the Company provide that the Board of Directors shall consist of at least three, but not more than ten members, with the precise number of Directors to be fixed by resolution of the Board of Directors. The Bylaws of the Company also provide that the Board of Directors shall be divided into three classes as nearly equal in number as possible. The members of each class are elected for a term of three years and until their successors are elected and qualified with one class of Directors being elected by ballot annually. Additionally, the Bylaws of the Company provide that any vacancy occurring in the Board of Directors may be filled by a person selected by the affirmative vote of a majority of the remaining Directors. A Director selected to fill a vacancy serves for the unexpired term of such Director's predecessor; provided, however, that a vacancy resulting from an increase in the size of the Board of Directors may be filled by a person whose term of office must expire at the next election of Directors by the shareholders.

In accordance with the Bylaws, the Board of Directors has set the number of Directors at eight and has nominated the three persons named below to serve as Directors until the 2003 Annual Meeting of Stockholders and until their respective successors are elected. The three nominees have served continuously as members of the Board of Directors of the Company since the organization of the Company in October 1988.

Each of the nominees has consented, if re-elected or elected as a Director of the Company, to serve until his or her term expires. However, if any of the nominees should become unavailable to serve for any reason (which is not anticipated), the Board of Directors, in its discretion, may designate a substitute nominee or nominees (in which event the persons named in the enclosed proxy card will vote all valid proxy cards for the election of such substitute nominee or nominees), may allow the vacancy or vacancies to remain open until a suitable candidate or candidates are located or may, by resolution, reduce the authorized number of Directors.

The Board of Directors unanimously recommends that stockholders vote "FOR" the proposal to elect the following three nominees as Directors of the Company to hold office until the 2003 Annual Meeting of Stockholders and until their successors are duly elected and qualified: Ronnie L. Austin, R. Alan Bullock, and Bobbie P. Cooper.

The following table sets forth certain information as of March 10, 2000 about each of the Directors of the Company, including the three nominees for Director.

Name, Age, and           Information About                                Amount and Nature of
Year First Elected       Nominees and                                    Beneficial Ownership/(1)/
to the Board             Continuing Directors                                 (% of Class)
------------             --------------------                            -------------------------
                        NOMINEES FOR DIRECTOR (TERM EXPIRING 2003)

Ronnie L. Austin         Mr. Austin is a Director and the President           28,074/(2)/
(51)  (1988)             and Chief Executive Officer of the Company.           (1.17%)
                         He has served as the President and Chief
                         Executive Officer of the Company since the
                         organization of the Company in October 1988.
                         He has served as Chief Executive Officer of
                         the Bank since December 1986, and served as
                         President of the Bank from December 1986 until
                         September 1999. Before assuming his position
                         as President and Chief Executive Officer of
                         the Bank in December 1986, Mr. Austin served
                         as Executive Vice President and Senior Loan
                         Officer of the Peoples Bank of Bartow County
                         from 1985 to 1986, and as Vice President and
                         Senior Loan Officer of the First National Bank
                         of Paulding County from 1975 to 1985.

R. Alan Bullock          Mr. Bullock has served as a Director of the          43,380/(3)/
(46)  (1988)             Company since its organization in October             (1.80%)
                         1988. He served as a Director of the Bank
                         from 1987 until September 1996. He served as
                         Chairman of the Board of the Company and the
                         Bank from April 1991 to April 1992. Since
                         1985, Mr. Bullock has served as a senior
                         partner of Bullock, Terrell and Mannelly, a
                         company based in Atlanta, Georgia involved in
                         industrial development, real estate finance
                         and marketing, and property management.

(1) The stock ownership information shown has been furnished to the Company by the named persons. Beneficial ownership as reported in the table has been determined in accordance with Securities and Exchange Commission regulations and includes shares of the Company's Common Stock as to which a person possesses sole or shared voting and/or investment power and shares which may be acquired within 60 days upon the exercise of outstanding stock options. Except as otherwise referenced in Notes (2) through (9) below, the named persons have sole voting and investment power with regard to the shares shown as owned by them.
(2) Shares shown include 1,390 shares owned by the named person's spouse, and 10,184 shares beneficially owned through a right to acquire additional shares upon the exercise of outstanding stock options.
(3) Shares shown include 600 shares held by the named person as custodian for his minor children, 2,800 shares held by the named person jointly with his spouse, and 19,980 shares beneficially owned by the named person through a right to acquire additional shares upon the exercise of outstanding stock options.

Bobbie P. Cooper         Mrs. Cooper is a Director of the Company             67,836/(4)/
(61)  (1988)             and the Bank and previously served as                 (2.81%)
                         Chairman of the Board of the Company and the
                         Bank from April 1992 to April 1993. She served
                         as Secretary-Treasurer of the Company from
                         April 1997 until December 1997. Mrs. Cooper
                         was co-owner of Three C's Clothing in Dallas,
                         Georgia from 1964 until 1992. Since 1970 she
                         has been co-owner of Cooper Rentals, which
                         owns and manages real estate.

                               CONTINUING DIRECTORS (TERM EXPIRING 2001)

George J. Berry          Mr. Berry has served as a Director                   7,300/(5)/
(62)  (1997)             of the Company since he was appointed                   (*)
                         by the Board of Directors in May 1997.
                         Mr. Berry has served as Senior Vice-President
                         of Cousins Properties Inc., a real estate
                         development firm, since April 1990.  Mr. Berry
                         has served as a Director of ASA Holdings, Inc.
                         since May 1998.  Prior to April 1990, Mr. Berry
                         served as Commissioner of the Dept. of
                         Industry, Trade, and Tourism for the
                         State of Georgia.  He also served as
                         Chairman of the Metropolitan Atlanta
                         Olympic Games Authority from 1993 to 1996.

Danny H. Drummond        Mr. Drummond has served as a Director                10,208/(6)/
(63)  (1999)             of the Company since he was appointed                    (*)
                         by the Board of Directors in June 1999.
                         Mr. Drummond has served as President
                         of Community Loan Company since that
                         company was organized in 1995, and he has
                         served on the Board of Community Loan
                         Company since 1996.   Mr. Drummond
                         has  served as a President of Drummond
                         Association, Inc., a company based in Rome,

__________________
*Less than one percent
(4) Shares shown include 6,256 shares held by the named person's spouse in a self-directed IRA, and 19,980 shares beneficially owned through a right to acquire additional shares upon the exercise of outstanding stock options.
(5) Shares shown include 3,300 shares beneficially owned by the named person through a right to acquire additional shares upon the exercise of outstanding stock options.
(6) Shares shown 10,208 shares beneficially owned by the named person due to his ownership in the corporation that holds the shares.

                         Georgia involved in consumer finance
                         and tax preparation throughout northwest
                         Georgia since 1981.

                      CONTINUING DIRECTORS (TERM EXPIRING 2002)

J. Calvin Earwood        Mr. Earwood is a Director of the                     76,682/(7)/
(58)  (1988)             Company and the Bank and served as                     (3.17%)
                         Chairman of the Board of the Bank from April
                         1989 to April 1990. Mr. Earwood has been owner
                         and President of Sunbelt Fasteners, Inc. in
                         Dallas, Georgia since 1983. He also has served
                         as Chairman of the Board of Oglethorpe Power
                         Corporation since March 1989 and as Vice
                         Chairman of the Board of Oglethorpe Power
                         Corporation from March 1984 to March 1989 and
                         as director of Oglethorpe Power Corporation
                         since 1981. Additionally, he has served as
                         director of Greystone Power Corporation since
                         1977.

W. A. Foster III         Mr. Foster is a Director of the                      89,458/(8)/
(55)  (1988)             Company and the Bank and has served                   (3.71%)
                         as Chairman of the Board of the Company and
                         the Bank since April 1994. He pre- viously
                         served as Chairman of the Board of the Company
                         and the Bank from April 1990 to April 1991.
                         Mr. Foster served as District Attorney for the
                         Tallapoosa Judicial Circuit of the State of
                         Georgia from 1978 until 1992. Since 1992 he
                         has served as a Judge of the Superior Court
                         for the Tallapoosa Circuit.

Tommie R. Graham, Jr.    Mr. Graham has served as a Director                  21,252/(9)/
(42)  (1988)             of the Company since its organization                    (*)
                         in October 1988.  He served as a Director
                         of the Bank from 1987 until September 1996.

*Less than one percent
(7) Shares shown include 480 shares owned by the named person's spouse, as to which he disclaims beneficial ownership, and 19,980 shares beneficially owned through a right to acquire additional shares upon the exercise of outstanding stock options.
(8) Shares shown include 17,904 shares beneficially owned by the named person through a right to acquire additional shares upon the exercise of outstanding stock options.
(9) Shares shown include 400 shares held jointly with the named person's spouse as custodian for their minor children, 40 shares held by a family member who resides in his household, and 19,980 shares beneficially owned through a right to acquire additional shares upon the exercise of outstanding stock options.

                         He served as Secretary-Treasurer of the
                         Company from October 1988 until April 1997.
                         Mr. Graham has served as Manager of Jeriel
                         Supply, LC, a building products company
                         since February 1996. Prior to Mr. Graham's service at Jeriel, he served as Secretary-Treasurer of Railroad Lumber Company, Inc. since July
                         1991. Mr. Graham served as Executive Vice President of the Bank from December 1986 to June 1991.

Meetings and Committees of the Board of Directors

The Board of Directors conducts its business through meetings of the full Board and through committees of the Board, including an Audit Committee, a Compensation Committee, and a Nominating Committee. During the fiscal year ended December 31, 1999, the Board of Directors held six meetings, the Audit Committee held three meetings, the Compensation Committee held eight meetings, and the Nominating Committee held three meetings. Each Director attended at least 75% of the aggregate of all meetings of the full Board and of each committee of which he is a member.

The Audit Committee is composed of Messrs. Berry, Bullock, and Foster. This committee is responsible for reviewing the Company's audit plan with its independent accountants, the scope and results of their audit engagement and the accompanying management letter, if any; reviewing the scope and results of the Company's internal auditing procedures; consulting with the independent accountants and management with regard to the Company's accounting methods and the adequacy of its internal accounting controls; approving professional services provided by the independent accountants; reviewing the independence of the independent accountants; and reviewing the range of the independent accountants' audit and non-audit fees.

The Compensation Committee consists of Messrs. Berry, Earwood, and Graham. This committee reviews the performance of the President, determines the appropriate salary and bonus for the President, and determines the appropriate funding for a bonus pool from which the President pays all other executive officer bonuses. This committee also administers the Company's 1993 Stock Option Plans, making recommendations to the Board concerning the granting of options to eligible employees thereunder.

The Nominating Committee, composed of Messrs. Austin, Earwood, Foster, and Graham serves to select nominees for election as Directors. The Board of Directors will consider nominees recommended by stockholders if presented in writing to the Board of Directors prior to January 1, 2001 with regard to the nominees for election at the 2001 Annual Meeting.

Compensation of Directors

As compensation for serving as a Director of the Company, each Director receives $500 for each Board meeting held and $100 for each committee meeting attended. A Director who is also an employee of the Company receives no fees for attendance at meetings of the full Board or committees thereof.

On January 1st of each year that a Director who is not an employee of the Company or any of its subsidiaries serves as such, he or she shall receive an option under the Company's 1993 Directors Stock Option Plan to acquire 1,000 shares of Company Common Stock. New non-employee Directors who join the Board shall also receive an option to acquire 1,000 shares on the date they join at an option exercise price equal to the fair market value of the Company's stock on the date of the grant. Each option granted under the 1993 Directors Stock Option Plan expires ten years from the date the option is granted and is exercisable in increments of 33% per year (cumulative), beginning after one full year from the date the option is granted. Additionally, the Board may choose, at its discretion, to grant options to non-employee Directors of subsidiaries controlled by the Company.

The Bank has adopted a non-tax qualified retirement plan for its charter Directors who are not also employees. This plan was developed to provide retirement benefits for those persons who served as Directors in the early years of the Bank's organization with no compensation at all until 1991. In the case of a Director's involuntary termination of service (other than for cause) or voluntary termination of service in connection with a change in control, the Director is entitled to a benefit payable at his or her normal retirement date equal to the full benefit that he or she would have received had he or she remained a Director and retired at the normal retirement date. In the event of the Director's termination of service due to disability, the Director may request to receive an immediate disability benefit, in lieu of a retirement benefit, and such benefit will be payable beginning within 30 days following the Director's request. In the event of a Director's death, that person's beneficiary will receive a death benefit either in a lump sum settlement or the Bank may choose to continue annual payments. Under the plan, split-dollar whole life insurance contracts were purchased on the lives of certain Directors. At December 31, 1999, the cash surrender value of the insurance contracts was approximately $504,000. This retirement plan for charter Directors has six participants, including Messrs. Bullock, Earwood, Foster, Graham, Helms, and Mrs. Cooper.

Officers

The table set forth below shows for each executive officer of the Company (i) the person's name, (ii) his or her age as of March 1, 2000, (iii) the year he or she was first elected as an officer of the Company, and (iv) his or her present positions with the Company and his or her other business experience for the past five years.

Name, Age, and Year
First Elected Officer    Business Experience
---------------------    -------------------

Ronnie L. Austin         Mr. Austin is a Director of the Company and is the
(51)  (1988)             President and Chief Executive Officer of the Company.
                         He is Chief Executive Officer of the Bank. /(1)/

Angel J. Byrd            Ms. Byrd has served as Controller of the Company since
(44)  (1991)             April 1996 and was elected as Secretary of the Company
                         in December 1997. Ms. Byrd also has served as Senior
                         Vice President of the Bank since April 1996 and she was Chief Financial Officer of the Bank until April 1999.
                         Prior to 1996, Ms. Byrd served as Vice President and
                         Chief Financial Officer of the Bank since December
                         1991. Prior to December 1997, Ms. Byrd served as
                         Assistant Secretary of the Company.

____________________
(1) See Proposal 1 - Election of Directors above for a description of Mr. Austin's prior business experience.


Executive Compensation

Cash Compensation. The following table sets forth, for the fiscal years ended December 31, 1999, 1998, and 1997, the compensation paid to, or accrued by the Company for, the Company's Chief Executive Officer. No other executive officer of the Company received compensation for any such fiscal years which exceeded $100,000.

                          Summary Compensation Table

                                                                           Long Term
                                                                          Compensation
                                      Annual Compensation                    Awards
                                      -------------------                    ------
                                                                            Number of
Name and                                                                    Securities
Principal                                                                   Underlying           All Other
Position                       Year      Salary ($)      Bonus ($)        Options/(1)/(#)  Compensation/(2)/($)
---------                     ------    ------------    -----------       ---------------  --------------------
Ronnie L. Austin               1999        131,794         18,312              6,998              5,180
(Chief Executive               1998        119,028             -0-            16,000              5,431
Officer)                       1997        107,405         15,680              2,000              5,296

(1) The number of securities underlying these options has been restated as a result of the stock split effected by the Company on January 18th, 2000. The 1993 Stock Option Plan provides that any options outstanding at the time of such a split will be adjusted in order to maintain the optionee's position in that holding.
(2) Compensation in this column consists of the dollar value of insurance premiums paid by the Company during the year with respect to a life insurance policy payable to Mr. Austin or his beneficiaries and the Company's contribution in matching funds to Mr. Austin's 401K.

The following table sets forth information in regard to incentive stock options granted to executive officers of the Company whose compensation exceeded $100,000 in the last fiscal year.

                       Option Grants in Last Fiscal Year

                                         % of Total
                       Number of         Options
                       Securities        Granted to    Exercise
                       Underlying        Employees     or Base
                       Options           in Fiscal     Price          Expiration
Name                   Granted/(1)/(#)   Year          ($/Sh)/(1)/    Date
----                   ---------------   ----------    -----------    ----------
Ronnie L. Austin          5,000/(2)/        4.91          8.50         1/1/2009
Ronnie L. Austin            354/(3)/        0.01          9.37         1/1/2006
Ronnie L. Austin            412/(3)/        0.01          9.37         1/1/2007
Ronnie L. Austin          1,232/(3)/        0.01          9.37         1/1/2008

(1) The number of securities underlying these options and the exercise price per share of each option have been restated as a result of the stock split effected by the Company on January 18th, 2000. The 1993 Stock Option Plan provides that any options outstanding at the time of such a split will be adjusted in order to maintain the optionee's position in that holding.
(2) Mr. Austin was awarded an option to acquire 5,000 shares of Company Common Stock under the Company's 1993 Stock Option Plan. This option expires ten years from the date the option was granted and is exercisable in increments of 33% per year (cumulative), beginning after one full year from the date the option was granted. The 1993 Stock Option Plan specifies that all options have a reload feature which allows the optionee to pay for exercise of all or part of an option with shares of Common Stock in the Company. If an optionee chooses to pay for exercise in this manner, a reload option is granted (i) for the same number of shares as is exchanged in payment for the exercise of such option, (ii) as of the date of such payment, and (iii) subject to all the same terms and conditions as such option; provided, the option price for shares subject to the reload option shall be determined pursuant to the Plan's description of the fair market value of such shares on the date the reload option is granted. An optionee who pays for exercise of a reload option with shares of the Common Stock is entitled to a successive reload option. In no event shall the term of any reload option extend beyond the original term of the option with respect to which such reload option was granted.
(3) This reload option was granted pursuant to the Company's 1993 Stock Option Plan.

The following table sets forth information in regard to exercisions of stock options, and the number and value of unexercised stock options, for the last fiscal year in relationship to executive officers of the Company whose compensation exceeded $100,000 in the last fiscal year.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option
Values

                                                          Number of               Value of
                                                          Securities Under-       Unexercised
                                                          lying Unexercised       In-the-Money
                                                          Options at Fiscal       Options at Fiscal
                                                          Year-End/(1)/ (#)       Year-end ($)
                     Shares
                     Acquired on            Value         Exercisable/            Exercisable/
Name                 Exercise/(1)/(#)     Realized($)     Unexercisable           Unexercisable
---------            ----------------     -----------     -------------           -------------
Ronnie L .Austin       2,798              7,475           14,770 / 7,430              15,329 / 8,061 (2)

(1) The number of securities underlying these options and the exercise price per share of each option have been restated as a result of the stock split effected by the Company on January 18th, 2000. The 1993 Stock Option Plan provides that any options outstanding at the time of such a split will be adjusted in order to maintain the optionee's position in that holding.
(2) The value of in-the-money options at fiscal year-end is calculated by subtracting the aggregate exercise price of such options from the aggregate year-end market value of the securities underlying the options. The year-end market value is determined by calculating the average of the bid and ask price as set by market makers in the Company's stock as of December 31, 1999.

Transactions with Management

On January 1, 1998, the Company entered into a five (5) year Employment Agreement with Ronnie Austin, the Company's President and Chief Executive Officer (the "Agreement"). The Agreement was amended on June 15, 1999. Under the Agreement, Mr. Austin is employed as President and Chief Executive Officer of the Company at a base salary, plus certain benefits, including all benefits that are made available to other senior executives of the Company and its subsidiaries. The Agreement provides that the base salary shall increase each year by an amount equal to the increase in the Consumer Price Index for Atlanta, Georgia, or by an amount as approved by the Board. Under the Agreement, Mr. Austin also is entitled to annual incentive compensation based upon the Company's performance goals as approved by the Board each year. The Agreement also provides for the grant to Mr. Austin, on January 1 of each year during the term of the Agreement, of an incentive stock option to acquire 1,000 shares of the Company's common stock. The Agreement contains provisions that purport to restrict Mr. Austin's ability to compete with the Company or solicit its employees for a specified period following the termination of his employment. The Agreement provides that if (i) the Company terminates Mr. Austin's employment without "cause," or (ii) Mr. Austin terminates his employment (a) within 30 days following a "change in control" of the Company or the Bank or (b) following a breach by the Company of the Agreement in any material respect, then Mr. Austin is entitled to a lump sum severance payment in an amount equal to one year's base salary as in effect on the date of Mr. Austin's termination.

On July 1, 1999, Community Loan Company, a subsidiary of the Company, entered into a five (5) year Employment Agreement with Danny Drummond, a director of the Company (the "Drummond Agreement"). Under the Drummond Agreement, Mr. Drummond is employed as President of Community Loan Company at a base salary, plus certain benefits, including all benefits that are made available to other senior executives of the Community Loan Company. The Drummond Agreement provides that the base salary shall increase each year by an amount equal to the increase in the Consumer Price Index for Atlanta, Georgia. Under the Drummond Agreement, Mr. Drummond also is entitled to annual incentive compensation based upon Community Loan Company's performance goals as approved by the CEO of the Company each year. The Drummond Agreement contains provisions that purport to restrict Mr. Drummond's ability to compete with Community Loan Company or solicit its employees for a specified period following the termination of his employment. The Drummond Agreement provides that if (i) Community Loan Company terminates Mr. Drummond's employment without "cause," or (ii) Mr. Drummond terminates his employment (a) within 30 days following a "change in control" of the Company or Community Loan Company, or (b) following a breach by Community Loan Company of the Drummond Agreement in any material respect, then Mr. Drummond is entitled to a lump sum severance payment in an amount equal to one year's base salary as in effect on the date of Mr. Drummond's termination.

The Bank has a policy of offering loans to Directors, Executive Officers, principal stockholders and their affiliates with terms and rates which are commensurate with those offered to unaffiliated borrowers of similar financial standing with similar type loans. Loans by the Bank to affiliates of the Company or the Bank are made in the ordinary course of business on the same terms, including collateral requirements, as those of comparable loans made at the same time to unaffiliated borrowers and do not involve more than the normal risk of collectibility or contain other unfavorable features. All loans extended by the Bank to Directors, Executive Officers, principal stockholders and their affiliates during the year ended December 31, 1999 were made in accordance with the policy set forth above.

                                   PROPOSAL 2
             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

The Board of Directors has appointed the firm of Porter Keadle Moore, LLP to continue as independent accountants of the Company for the fiscal year ending December 31, 2000 and has directed that such appointment be submitted to the stockholders of the Company for ratification at the Annual Meeting. Porter Keadle Moore, LLP has served as independent accountants of the Bank since 1987 and of the Company since 1991 and is considered by management of the Company and the Bank to be well qualified. If the stockholders do not ratify the appointment of Porter Keadle Moore, LLP, the Board of Directors will reconsider the appointment.

Representatives of Porter Keadle Moore, LLP will be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders.

         The Board of Directors unanimously recommends that stockholders vote "FOR" the proposal to ratify the appointment of Porter Keadle Moore, LLP as independent accountants of the Company for the fiscal year ending December 31, 2000.

                 STOCKHOLDERS' PROPOSALS FOR 2001 ANNUAL MEETING

Proposals of stockholders intended to be presented at the 2001 Annual Meeting of Stockholders must be made in writing and received by the Company on or before November 20, 2000 to be eligible for inclusion in the Company's proxy statement and form of proxy relating to that meeting. All such proposals should be submitted to the Secretary of the Company, 3844 Atlanta Highway, P. O. Box 1700, Hiram, Georgia 30141.

              OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING

The Board of Directors of the Company knows of no matters other than those referred to in the accompanying Notice of Annual Meeting of Stockholders which may properly come before the Annual Meeting. However, if any other matters should be properly presented for consideration and voting at the Annual Meeting or any adjournments thereof, it is the intention of the persons named as proxies on the enclosed form of proxy card to vote the shares represented by all valid proxy cards in accordance with their judgement of what is in the best interest of the Company.

The Board of Directors urges each stockholder, whether or not he intends to be present at the Annual Meeting, to vote "FOR" each of the proposals listed on the enclosed proxy card and to complete, date, sign and return the proxy card as promptly as possible.


                                            By Order of the Board of Directors



                                            /s/  W. A. Foster III
                                            ------------------------------------
                                            W. A. Foster III
                                            Chairman of the Board

Hiram, Georgia
March 21, 2000

                                _______________

The Company's 1999 Annual Report, which includes audited financial statements, is being mailed to stockholders of the Company with these proxy materials. The Annual Report does not form any part of the material for the solicitation of proxies.



[X]  PLEASE MARK VOTES                                REVOCABLE PROXY
     AS IN THIS EXAMPLE                 COMMUNITY TRUST FINANCIAL SERVICES CORPORATION

              THIS REVOCABLE PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE 2000 ANNUAL MEETING OF STOCKHOLDERS
  The undersigned hereby appoints Bobbie P. Cooper, R. Alan Bullock, George Berry and each of them, proxies, with full powers of substitution, to act for, and in the name of, the undersigned to vote all shares of common stock of Community Trust Financial
Services Corporation (the "Company") which the undersigned is entitled to vote at the 2000 Annual Meeting of Stockholders, to be held in the lobby of Community Trust Bank, 3844 Atlanta Highway, Hiram, Georgia, on Tuesday, April 18, 2000 at 4:00 p.m., local time, and at any and all adjournments thereof, as indicated below. The Board of Directors recommends a vote "FOR" each of the listed proposals.

Please be sure to sign and date this Proxy in the box below.
Date
     ---------------------------------------

--------------------------------------------     ---------------------------------------------
Stockholder sign above                           Co-holder (if any) sign above


                                                                                                         With-  For All
                                                                                                   For   hold   Except

1. The election as Directors of the three nominees listed below to serve until                     [_]    [_]    [_]
   the 2003 Annual Meeting and until their successors are elected and qualified.
   (except as marked to the contrary below):

   Ronnie L. Austin    R. Alan Bullock    Bobbie P. Cooper
INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's names in the spaces provided below.

--------------------------------------------     ---------------------------------------------
                                                                                                   For   Against   Abstain

2. The ratification of the appointment of Porter Keadle Moore, LLP as                              [_]     [_]       [_]
   independent accountants of the Company for the fiscal year ending December 31, 2000.

   In their discretion, the proxies are authorized to vote upon such other business as properly may come before the Annual Meeting and any adjournments thereof.

PLEASE CHECK BOX IF YOU PLAN TO ATTEND THE MEETING.  ------------->  [_]

  This proxy card will be voted as directed. If no instructions are specified, this proxy card will be voted in the discretion of the proxies "FOR" the election of all nominees named in Proposal 1 and "FOR" Proposal 2. If any other business is presented at the
Annual Meeting, this proxy card will be voted by the proxies in accordance with their judgment of what is in the best interest of the Company. At the present time, the Board of Directors knows of no other business to be presented to a vote of the stockholders at the Annual Meeting.

                             Detach above card, sign, date and mail in postage paid envelope provided.

                                          Community Trust Financial Services Corporation

------------------------------------------------------------------------------------------------------------------------------------
Please mark this proxy card and then date and sign this proxy card exactly as your name appears hereon. When shares are held jointly, both holders should sign. When signing as attorney, executor, administrator, trustee, custodian or guardian, please give your full title. If the holder is a corporation or partnership, the full corporate or partnership name should be signed by a duly authorized officer.

                                               PLEASE COMPLETE, DATE, SIGN AND MAIL
                                       THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE
------------------------------------------------------------------------------------------------------------------------------------